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                                                                    EXHIBIT 23.4

             CONSENT OF KPMG PEAT MARWICK LLP INDEPENDENT AUDITORS

The Board of Directors
Curaflex Health Services, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

     Our report refers to a change in the method of accounting for income taxes.

                                                /s/  KPMG Peat Marwick LLP

                                                  KPMG Peat Marwick LLP

Ontario, California
May 11, 1995